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                                                                EXHIBIT 10.16
               WAIVER AND FIFTH AMENDMENT TO REVOLVING CREDIT,
                   TERM LOAN AND GOLD CONSIGNMENT AGREEMENT

          This Waiver and Fifth Amendment dated as of March 30, 1999 (the "Amendment") is made pursuant to that certain Revolving Credit, Term Loan and Gold Consignment Agreement dated as of December 16, 1996 (as amended and in effect from time to time, the "Credit Agreement"), by and among COMMEMORATIVE BRANDS, INC. (f/k/a Scholastic Brands, Inc.), a Delaware corporation (the "Borrower"); BANKBOSTON, N.A. (f/k/a The First National Bank of Boston and successor by merger to Rhode Island Hospital Trust National Bank), RHODE ISLAND HOSPITAL TRUST NATIONAL BANK, a national banking association, and the other financial institutions listed on SCHEDULE 1 to the Credit Agreement (collectively, the "Banks"); and BANKBOSTON, N.A. as agent for itself and the Banks. Capitalized terms used herein and which are not otherwise defined shall have the respective meanings ascribed thereto in the Credit Agreement.

          WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

          NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1. AMENDMENT TO SECTION 1.1 OF THE CREDIT AGREEMENT. The definition of "Modified Funded Debt Ratio" contained in SECTION 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

               "MODIFIED FUNDED DEBT RATIO. The ratio of (a) Consolidated Operating Cash Flow for the four fiscal quarters of the Borrower ended immediately prior to the date of any CH Management Fee payment LESS the CH Management Fee proposed to be made TO (b) Consolidated Debt Service for the four fiscal quarters of the Borrower ended immediately prior to the date of any CH Management Fee payment."

          SECTION 2.     AMENDMENT TO SECTION 13.5 OF THE CREDIT AGREEMENT.
SECTION 13.5 of the Credit Agreement is hereby amended in its entirety to read as follows:

               "Section 13.5 CONSOLIDATED NET WORTH. The Borrower will not permit Consolidated Net Worth on May 27, 1999 to be less than $44,000,000. On May 28, 1999 the Borrower will deliver a certificate setting forth in reasonable detail computations evidencing compliance with this Section 13.5 in form and substance satisfactory to the Agent."

          SECTION 3. WAIVER TO SECTION 12.15 OF THE CREDIT AGREEMENT. The Banks and the Agent hereby agree to waive the Borrower's compliance with
Section 12.15 of the Credit Agreement to the extent necessary to permit the Borrower to extend the maturity date of the Short Term Revolving

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Credit Note; PROVIDED, HOWEVER the maturity date of the Short Term Revolving
Credit Note shall be on or after May 28, 1999.

          SECTION 4. CONDITIONS TO EFFECTIVENESS. This Amendment shall not become effective until the Agent receives the following:

               (a) a counterpart of this Amendment, executed by the each of the Borrower, the Agent and the Majority Banks; and

               (b) an amendment fee of $43,750 paid by the Borrower for the PRO RATA account of each Bank based on such Bank's percentage of the Total Commitment.

          SECTION 5. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Borrower contained in the Credit Agreement were true and correct when made and continue to be true and correct on and as of the date hereof as if made on the date hereof except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and to the extent that such representations and warranties relate expressly to an earlier date. No Default or Event of Default has occurred and is continuing.

          SECTION 6. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

          SECTION 7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

          SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF
MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

          COMMEMORATIVE BRANDS, INC. (f/k/a Scholastic
          Brands, Inc.)

          BY:  /s/ C. W. WALLS
             ---------------------------------------
             NAME:  CLYDE W. WALLS
             TITLE:  TREASURER


          BANKBOSTON, N.A. (f/k/a The First National Bank of Boston and successor by merger to Rhode
          Island Hospital Trust National Bank), individually and as Agent

          BY:  /s/ JAMES J. WARD
             ---------------------------------------
             NAME:  JAMES J. WARD
             TITLE:  DIRECTOR


          LASALLE NATIONAL BANK

          BY:  /s/ DAVID P. GIBSON
             ---------------------------------------
             NAME:  DAVID P. GIBSON
             TITLE:  VICE PRESIDENT

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          BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.
          (f/k/a CREDITANSTALT-BANKVEREIN)

          BY:  /s/ JOHN G. TAYLOR
             ---------------------------------------
             NAME:  JOHN G. TAYLOR
             TITLE:  SENIOR ASSOCIATE

          BY:  /s/ ROBERT M. BIRINGER
             ---------------------------------------
             NAME:  ROBERT M. BIRINGER
             TITLE:  EXECUTIVE VICE PRESIDENT


          FLEET PRECIOUS METALS INC.

          BY:
             ---------------------------------------
             NAME:
             TITLE:

          BY:
             ---------------------------------------
             NAME:
             TITLE:


          HELLER FINANCIAL, INC.

          BY:  /s/ JOHN A. FINNERTY
             ---------------------------------------
             NAME:  JOHN A. FINNERTY
             TITLE:  SENIOR VICE PRESIDENT

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          FLEET BUSINESS CREDIT CORPORATION
          (f/k/a SANWA BUSINESS CREDIT CORPORATION)

          BY:
             ---------------------------------------
             NAME:
             TITLE:

          BY:
             ---------------------------------------
             NAME:
             TITLE:


          UNION BANK OF CALIFORNIA, N.A.

          BY:  /s/ GRETCHEN WILE
             ---------------------------------------
             NAME:  GRETCHEN WILE
             TITLE:  ASSISTANT VICE PRESIDENT